UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 12, 2004


                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                   001-12996               62-1559667
----------------------------     ---------------       ----------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)        Identification Number)


          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)



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Item 5.  Other Events.

On August 12, 2004, Advocat Inc. (the "Company") issued a press release announcing that certain of its facilities received National Quality Awards from the American Healthcare Association. The press release is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number                              Exhibit
   ------------------      -----------------------------------------------------
   99.1                    Press Release dated August 12, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ADVOCAT INC.



                                                 By: /s/ L. Glynn Riddle, Jr.
                                                     ---------------------------
                                                     L. Glynn Riddle, Jr.
                                                     Chief Financial Officer

Date: August 12, 2004




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Table of Contents


                                  Exhibit Index

   Exhibit No.
-----------------
99.1                   Press release dated August 12, 2004.